NATIONWIDE VARIABLE INSURANCE TRUST
Amundi NVIT Multi Sector Bond Fund
DoubleLine NVIT Total Return Tactical Fund
Federated NVIT High Income Bond Fund
NVIT Core Bond Fund
NVIT Core Plus Bond Fund
NVIT Government Bond Fund
NVIT Government Money Market Fund
NVIT Short Term Bond Fund

Supplement dated April 29, 2020
to the Prospectus dated April 29, 2020

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

NVIT Government Money Market Fund

1.
At a meeting of the Board of Trustees (the “Board”) of Nationwide Variable Insurance Trust held on March 11, 2020, the Board approved the termination of Federated Investment Management Company (“Federated”) as the subadviser to the NVIT Government Money Market Fund (the “Fund”), and the appointment of Dreyfus Cash Investment Strategies, a division of BNY Mellon Investment Adviser, Inc. (“Dreyfus CIS”) as the Fund’s new subadviser, effective on or about July 1, 2020 (the “Effective Date”).

2.	As of the Effective Date, the Prospectus is amended as follows:

a.	The information under the heading “Portfolio Management – Subadviser” on page 29 of the Prospectus is deleted in its entirety and replaced with the following:

Dreyfus Cash Investment Strategies, a division of BNY Mellon Investment Adviser, Inc.

b.	The information relating to Federated under the heading “Fund Management – Subadvisers” on page 59 of the Prospectus is deleted in its entirety and replaced with the following:

FEDERATED INVESTMENT MANAGEMENT COMPANY (“FEDERATED”), located at Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779, is the subadviser to the Federated NVIT High Income Bond Fund. Federated is a subsidiary of Federated Hermes, Inc.

c.	The following paragraph is added under the heading “Fund Management – Subadvisers” on page 59 of the Prospectus:

DREYFUS CASH INVESTMENT STRATEGIES (“DREYFUS CIS”), A DIVISION OF BNY MELLON INVESTMENT ADVISER, INC. (“BNYMIA”), located at 200 Park Avenue, New York, NY 10166, is the subadviser to the NVIT Government Money Market Fund. Dreyfus CIS was formed as a division of The Dreyfus Corporation in January 2009. Effective June 3, 2019, The Dreyfus Corporation changed its name to BNY Mellon Investment Adviser, Inc. and its division, BNY Mellon Cash Investment Strategies changed its name to Dreyfus Cash Investment Strategies.

3.	Shareholders of the Fund will receive an Information Statement in the near future, as required under the Trust’s Manager of Managers Exemptive Order, with more detailed information about Dreyfus CIS.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE